EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Report on Form 10-K for Pioneer Financial Services, Inc. (the “Company”) for the year ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned in the capacity and on the date indicated below hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 17, 2015

/s/ Laura V. Stack
Laura V. Stack
Chief Operating Officer and Chief Financial Officer